Financial Risk Management	12 Months Ended
Dec. 31, 2025
Financial Risk Management
Financial Risk Management

22.Financial Risk Management

Overview

The primary goals of the company’s financial risk management are to ensure that the outcomes of activities involving elements of risk are consistent with the company’s objectives and risk tolerance, while maintaining an appropriate balance between risk and reward and protecting the company’s consolidated balance sheet from events that have the potential to materially impair its financial strength. The company’s exposure to potential loss from its insurance and reinsurance operations and investment activities primarily relates to underwriting risk, credit risk, liquidity risk and various market risks. Balancing risk and reward is achieved through identifying risk appropriately, aligning risk tolerances with business strategy, diversifying risk, pricing appropriately for risk, mitigating risk through preventive controls and transferring risk to third parties. There were no significant changes to the types of the company’s risk exposures or the processes used by the company for managing those risk exposures at December 31, 2025 compared to those identified at December 31, 2024, except as discussed below.

Financial risk management objectives are achieved through a two tiered system, with detailed risk management processes and procedures at the company’s primary operating subsidiaries and its investment management subsidiary combined with the analysis of the company- wide aggregation and accumulation of risks at the holding company. In addition, although the company and its operating subsidiaries each have an officer with designated responsibility for risk management, the company regards each Chief Executive Officer as the chief risk officer of their company; each Chief Executive Officer is the individual ultimately responsible for risk management for their company and its subsidiaries.

The company’s President and Chief Operating Officer reports on risk considerations to the company’s Executive Committee and provides a quarterly report on key risk exposures to the company’s Board of Directors. The Executive Committee, in consultation with the President and Chief Operating Officer, approves certain policies for overall risk management, as well as policies addressing specific areas such as investments, underwriting, catastrophe risk and reinsurance. The company’s Investment Committee approves policies for the management of market risk (including currency risk, interest rate risk and other price risk) and the use of derivative and non-derivative financial instruments, and monitors to ensure compliance with relevant regulatory guidelines and requirements. A discussion of the company’s risks and the management of those risks is an agenda item for every regularly scheduled meeting of the Board of Directors.

United States Tariffs

The imposition of tariffs by the United States (the “U.S. Tariffs”) and retaliatory measures between governments may cause multifaceted effects on the economy. The U.S. Tariffs may adversely impact the company’s operations by causing supply chain disruptions, economic downturn, inflationary pressures, and uncertainty in capital markets. The company has performed assessments of the direct impacts of the U.S. Tariffs to its operations and concluded that there are no significant impacts at this time. The company continues to assess the indirect impacts to its operations of these tariffs and potential retaliatory tariffs and other trade protectionist measures that may arise, and such impacts may be significant, including inflationary pressures on insurance claim settlements, particularly for raw materials in the automobile and construction industries. Failure to mitigate the negative effects of the U.S. Tariffs on the company’s business could have a material adverse impact on the company’s operating results and financial condition. While the company is taking steps to seek to mitigate the potential impact on its business, given that developments are ongoing with respect to these tariffs and other measures, their impacts are uncertain and could adversely affect the company’s business, financial condition and results of operations.

Underwriting Risk

Property and casualty insurance and reinsurance

Underwriting risk is the risk that insurance service expenses will exceed insurance revenue and can arise as a result of numerous factors, including pricing risk, reserving risk and catastrophe risk. There were no significant changes to the company’s exposure to underwriting risk, and there were no changes to the framework used to monitor, evaluate and manage underwriting risk, at December 31, 2025 compared to December 31, 2024.

For acquired claims and ceded claims resulting from the acquisition of Gulf Insurance on December 26, 2023 that are in their settlement period, the insured event is the determination of the ultimate cost and timing of the claims. The company’s underwriting risk for such claims is therefore limited to the potential for adverse development over the settlement period; however, IFRS 17 Insurance Contracts (“IFRS 17”) requires the fair value of those claims and ceded claims at acquisition to be recorded in the liability for remaining coverage (“LRC”) and the asset for remaining coverage (“ARC”), respectively, similar to newly written contracts. As a result, the acquisition accounting related to Gulf Insurance increased reported amounts in the company’s consolidated statement of earnings as those claims and ceded claims ran off, particularly in 2024 (the first full year following acquisition), including impacts to insurance revenue, insurance service expenses, cost of reinsurance and recoveries of insurance service expenses. In subsequent periods, including 2025, these incremental effects diminish as the acquired claims continue to settle and the related acquisition‑date fair value adjustments continue to amortize. See notes 8 and 9 for details.

Principal lines of business

The company’s principal insurance and reinsurance lines of business and the significant insurance risks inherent therein are as follows:

●	Property, which insures against losses to property from (among other things) fire, explosion, natural perils (for example, earthquake, windstorm and flood), terrorism and engineering problems (for example, boiler explosion, machinery breakdown and construction defects). Specific types of property risks underwritten by the company include automobile, commercial and personal property and crop;
●	Casualty, which insures against accidents (including workers’ compensation and automobile) and also includes employers’ liability, accident and health, medical malpractice, cyber, professional liability and umbrella coverage; and
●	Specialty, which insures against marine, aerospace and surety risk, and other various risks and liabilities that are not identified above.

The table that follows presents the company’s concentration of insurance risk by geographic region and line of business based on net insurance revenue (calculated by the company as insurance revenue less cost of reinsurance). The company’s exposure to general insurance risk varies by geographic region and may change over time.

					Middle East		Other
	Canada		United States		and Asia(1)		International(2)		Total
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Property	1,397.3	1,392.4	4,071.0	3,828.1	1,338.7	1,320.3	2,201.9	1,983.6	9,008.9	8,524.4
Casualty	1,040.2	1,113.8	10,316.7	9,582.3	1,336.0	1,274.1	1,881.5	1,769.4	14,574.4	13,739.6
Specialty(3)	101.4	96.8	900.2	886.8	589.4	864.7	898.6	754.1	2,489.6	2,602.4
Total	2,538.9	2,603.0	15,287.9	14,297.2	3,264.1	3,459.1	4,982.0	4,507.1	26,072.9	24,866.4

Insurance	2,796.6	2,868.9	18,143.6	17,167.9	4,401.1	5,249.6	6,253.7	5,777.7	31,595.0	31,064.1
Reinsurance	(257.7)	(265.9)	(2,855.7)	(2,870.7)	(1,137.0)	(1,790.5)	(1,271.7)	(1,270.6)	(5,522.1)	(6,197.7)
	2,538.9	2,603.0	15,287.9	14,297.2	3,264.1	3,459.1	4,982.0	4,507.1	26,072.9	24,866.4
(1)	The Middle East and Asia geographic segment is primarily comprised of countries that Gulf Insurance, based in Kuwait, operates in through its subsidiaries across the MENA region, and countries throughout Asia, including Japan, India, Sri Lanka, Malaysia, Singapore, Indonesia, China and Thailand.
(2)	The Other International geographic segment is primarily comprised of countries located in South America, Europe, Africa and Oceania.
(3)	Includes net insurance revenue from life insurance, from the company’s Life insurance and Run - off reporting segment, in the Middle East and Asia and Other International geographic regions of $181.5 (2024 - $151.9).

Pricing risk

Pricing risk arises because actual claims experience may differ adversely from the assumptions used in pricing insurance risk. Historically, the underwriting results of the property and casualty industry have fluctuated significantly due to the cyclical nature of the insurance market. Market cycles are affected by the frequency and severity of losses, levels of capacity and demand, general economic conditions, including inflationary pressures, and competition on rates and terms of coverage. The operating companies focus on profitable underwriting using a combination of experienced underwriting and actuarial staff, pricing models and price adequacy monitoring tools.

Reserving risk

Reserving risk arises because actual claims experience may differ adversely from the assumptions used in setting reserves, in large part due to the length of time between the occurrence of a loss, the reporting of the loss to the insurer and the ultimate resolution of the claim. The degree of uncertainty will vary by line of business according to the characteristics of the insured risks, with the ultimate cost of a claim determined by the actual insured loss suffered by the policyholder. Claims provisions reflect expectations of the ultimate cost of resolution and administration of claims based on an assessment of facts and circumstances then known, a review of historical settlement patterns, estimates of trends in claim severity and frequency, developing case law and other factors.

The time required to learn of and settle claims is often referred to as the “tail” and is an important consideration in establishing the company’s reserves. Short-tail claims are those for which losses are normally reported soon after the incident and are generally settled within months following the reported incident. This would include, for example, most property, automobile and marine and aerospace damage. Long-tail claims are considered by the company to be those that often take three years or more to develop and settle, such as asbestos, environmental pollution, workers’ compensation, professional liability and product liability. Information concerning the loss event and ultimate cost of a long-tail claim may not be readily available, making the reserving analysis of long-tail lines of business more difficult and subject to greater uncertainties than for short-tail lines of business. In the extreme cases, such as long-tail claims involving asbestos and environmental pollution, it may take upwards of 40 years to settle. The company employs specialized techniques to determine such provisions using the extensive knowledge of both internal and external asbestos and environmental pollution experts and legal advisors.

The establishment of provisions for losses and loss adjustment expenses is an inherently uncertain process that can be affected by internal factors such as: the risk in estimating loss development patterns based on historical data that may not be representative of future loss payment patterns; assumptions built on industry loss ratios or industry benchmark development patterns that may not reflect actual experience; the intrinsic risk as to the homogeneity of the underlying data used in carrying out the reserve analyses; and external factors such as trends relating to jury awards; economic inflation; medical cost inflation; worldwide economic conditions; tort reforms; court interpretations of coverage; the regulatory environment; underlying policy pricing; claims handling procedures; inclusion of exposures not contemplated at the time of policy inception; and significant changes in severity or frequency of losses relative to historical trends. Due to the amount of time between the occurrence of a loss, the actual reporting of the loss and the ultimate settlement of the claim, provisions may ultimately develop differently from the actuarial assumptions made when initially estimating the provision for losses.

While headline economic inflation moderated from the elevated levels seen in prior periods, claims cost inflation remained a key reserving consideration across a number of lines of business during 2025. The company continued to focus on inflation and claims trend assumptions used in both pricing of new business and within the company’s reserving process, including when setting initial loss estimates and projecting the ultimate costs to settle claims. In addition to economic inflationary pressures on its costs to settle claims throughout 2025 and 2024 the company continued to monitor social inflation including claims severity and settlement cost pressures arising from litigation and other related factors. These factors can be particularly relevant for longer-tail casualty lines of business. Actual claims experience may differ from these assumptions, and adverse changes in inflationary conditions, claims severity or settlement patterns could result in reserve development.

The diversity of insurance risk within the company’s portfolio of issued policies makes it difficult to predict whether material prior year reserve development will occur and, if it does occur, the location and timing of such an occurrence.

Catastrophe risk

Catastrophe risk arises from exposure to large losses caused by either man-made or natural catastrophes that could result in significant underwriting losses. Weather-related catastrophe losses are also affected by climate change which increases the unpredictability of both frequency and severity of such losses. As the company does not establish reserves for catastrophes in advance of the occurrence of such events, these events may cause volatility in the levels of incurred losses and reserves, subject to the effects of reinsurance recoveries. This volatility may also be contingent upon political and legal developments after the occurrence of the event. The company evaluates potential catastrophic events and assesses the probability of occurrence and magnitude of these events predominantly through probable maximum loss (“PML”) modeling techniques and through the aggregation of limits exposed. A wide range of events are simulated using the company’s proprietary and commercial models, including single large events and multiple events spanning the numerous geographic regions in which the company assumes insurance risk.

Each operating company has developed and applies strict underwriting guidelines for the amount of catastrophe exposure it may assume as a standalone entity for any one risk and location, and those guidelines are regularly monitored and updated. Operating companies also manage catastrophe exposure by diversifying risk across geographic regions, catastrophe types and other lines of business, factoring in levels of reinsurance protection, adjusting the amount of business written based on capital levels and adhering to risk tolerance guidelines. The company’s head office aggregates catastrophe exposure company-wide and continually monitors the group’s aggregate exposure. Independent exposure limits for each entity in the group are aggregated to produce an exposure limit for the group as there is presently no model capable of simultaneously projecting the magnitude and probability of loss in all geographic regions in which the company operates. Currently the company’s objective is to limit its company-wide catastrophe loss exposure such that one year’s aggregate pre-tax net catastrophe losses would not exceed one year’s normalized net earnings before income taxes. The company takes a long term view and generally considers a 15% return on common shareholders’ equity, adjusted to a pre-tax basis, to be representative of one year’s normalized net earnings. The modeled probability of aggregate catastrophe losses in any one year exceeding this amount is generally more than once in every 250 years.

Management of underwriting risk

To manage exposure to underwriting risk, and the pricing, reserving and catastrophe risks contained therein, operating companies have established limits for underwriting authority and requirements for specific approvals of transactions involving new products or transactions involving existing products which exceed certain limits of size or complexity. The company’s objective of operating with a prudent and stable underwriting philosophy with sound reserving is also achieved through the establishment of goals, delegation of authorities, financial monitoring, underwriting reviews and remedial actions to facilitate continuous improvement. The company’s liability for incurred claims for insurance contracts is reviewed separately by, and must be acceptable to, internal actuaries at each operating company and the company’s Chief Actuary. Additionally, independent actuaries are periodically engaged to review an operating company’s reserves or reserves for certain lines of business. The company purchases reinsurance protection for risks assumed when it is considered prudent and cost effective to do so at the operating companies for specific exposures and, if needed, at the holding company for aggregate exposures. Steps are taken to actively reduce the volume of insurance and reinsurance underwritten on particular types of risks when the company desires to reduce its direct exposure due to inadequate pricing.

As part of its overall risk management strategy, the company cedes insurance risk through proportional, non-proportional and facultative reinsurance treaties. With proportional reinsurance, the reinsurer shares a pro rata portion of the company’s losses and premium, whereas with non-proportional reinsurance, the reinsurer assumes payment of the company’s loss above a specified retention, subject to a limit. Facultative reinsurance is the reinsurance of individual risks as agreed by the company and the reinsurer. The company follows a policy of underwriting and reinsuring contracts of insurance and reinsurance which, depending on the type of contract, generally limits the liability of an operating company on any policy to a maximum amount on any one loss. Reinsurance decisions are made by operating companies to reduce and spread the risk of loss on insurance and reinsurance written, to limit multiple claims arising from a single occurrence and to protect capital resources. The amount of reinsurance purchased can vary among operating companies depending on the lines of business written, their respective capital resources and prevailing or expected market conditions. Reinsurance is generally placed on an excess of loss basis and written in several layers, the purpose of which is to limit the amount of one risk to a maximum amount acceptable to the company and to protect from losses on multiple risks arising from a single occurrence. This type of reinsurance includes what is generally referred to as catastrophe reinsurance. The company’s reinsurance does not, however, relieve the company of its primary obligation to the policyholder.

The majority of reinsurance contracts purchased by the company provide coverage for a one-year term and are negotiated annually. The ability of the company to obtain reinsurance on terms and prices consistent with historical results reflects, among other factors, recent loss experience of the company and of the industry in general. The effects of increased catastrophes, uncertainty surrounding the impact of climate change on the nature of catastrophe losses and rising claims costs are elevating reinsurance pricing, which has affected the company’s reinsurance cost for loss affected business and retroactive reinsurance. Notwithstanding the significant catastrophe losses experienced by the industry in recent years, global insured catastrophe losses in 2025 were moderately lower than in certain prior years (with industry estimates of approximately $130 billion), particularly for primary perils due to a more benign hurricane season. Capital adequacy within the reinsurance market remains strong, supported by retained earnings and continued inflows of both traditional and alternative capital (including catastrophe bonds and other insurance-linked securities). The company remains opportunistic in its use of reinsurance including alternative forms of reinsurance, balancing capital requirements and the cost of reinsurance.

Life Insurance

Life insurance risk in the company arises principally through Eurolife and Gulf Insurance’s life insurance operations and their exposure to actual experience in the areas of mortality, morbidity, longevity, policyholder behaviour and expenses which is adverse to expectations. Exposure to underwriting risk is managed by underwriting procedures that have been established at each life insurance operation to determine the insurability of applicants and to manage aggregate exposures for adverse deviations in assumptions. These underwriting requirements are regularly reviewed by each life insurance operation’s actuaries.

Credit Risk

Credit risk is the risk of loss resulting from the failure of a counterparty to honour its financial obligations to the company. Credit risk arises predominantly on cash and short term investments, investments in debt instruments, insurance contract receivables, reinsurance contract assets held and receivables from counterparties to derivative contracts (primarily long equity total return swaps and foreign currency forward contracts). There were no significant changes to the company’s exposure to credit risk (except as set out in the discussion which follows) or the framework used to monitor, evaluate and manage credit risk at December 31, 2025 compared to December 31, 2024.

The company’s gross credit risk exposure (without consideration of amounts held by the company as collateral) was comprised as follows:

	December 31,	December 31,
	2025(1)	2024
Cash and short term investments	9,217.9	8,522.6
Investments in debt instruments:
U.S. sovereign government(2)	20,081.9	15,863.9
Other sovereign government rated AA/Aa or higher(2)(3)	4,801.5	4,378.7
All other sovereign government(4)	3,477.9	4,048.7
Canadian provincials	411.9	446.9
U.S. states and municipalities	163.1	179.6
Corporate and other(5)(6)	11,822.4	13,317.7
Receivable from counterparties to derivative contracts	2,081.9	1,291.4
Insurance contract receivables	1,006.2	780.4
Reinsurance contract assets held	11,251.0	10,682.6
Other assets(7)	2,167.5	2,199.2
Total gross credit risk exposure	66,483.2	61,711.7
(1)	Excludes assets of the Eurolife Life Operations that were classified as held for sale on the consolidated balance sheet at December 31, 2025. See note 21.
(2)	Represents in aggregate 33.2% of the company’s total investment portfolio at December 31, 2025 (December 31, 2024 – 30.0%) and considered by the company to have nominal credit risk.
(3)

Comprised primarily of bonds issued by the governments of Canada, Australia and the United Kingdom with fair values at December 31, 2025 of $2,197.9, $571.6 and $453.1 respectively (December 31, 2024 - $2,294.1, $479.1 and $363.8).

(4)

Comprised primarily of bonds issued by the governments of Brazil, South Africa and Poland with fair values at December 31, 2025 of $1,006.2, $462.0 and $411.6, respectively (December 31, 2024 - governments of Greece, Brazil and India of $1,130.8, $673.9 and $628.5, respectively).

(5)	Represents 15.8% of the company’s total investment portfolio at December 31, 2025 (December 31, 2024 – 19.8%).
(6)	Includes the company’s investments in first mortgage loans at December 31, 2025 of $5,402.5 (December 31, 2024 - $4,777.8) secured by real estate predominantly in the U.S., Europe and Canada as described in note 5.
(7)	Excludes assets associated with unit-linked insurance products of $156.8 at December 31, 2025 (December 31, 2024 – $1,368.3) for which credit risk is not borne by the company, and income taxes refundable of $86.9 at December 31, 2025 (December 31, 2024 - $86.7) that are considered to have nominal credit risk.

Cash and short term investments

The company’s cash and short term investments (including those of the holding company) are primarily held at major financial institutions in the jurisdictions in which the company operates. The company continues to monitor risks associated with cash and short term investments by regularly reviewing the financial strength and creditworthiness of the financial institutions with which it transacts. From these reviews, the company determined it had limited exposure to financial institutions where it perceived heightened credit risk.

At December 31, 2025, 71.5% of these balances were held in Canadian and U.S. financial institutions, 17.4% in European financial institutions and 11.1% in other foreign financial institutions (December 31, 2024 – 69.4%, 17.4% and 13.2% respectively). The company monitors risks associated with cash and short term investments by regularly reviewing the financial strength and creditworthiness of these financial institutions and more frequently during periods of economic volatility. From these reviews, the company may transfer balances from financial institutions where it perceives heightened credit risk to others considered to be more stable.

Investments in debt instruments

The company’s risk management strategy for debt instruments is to invest primarily in those of high credit quality issuers and to limit the amount of credit exposure to any one corporate issuer. Management considers high quality debt instruments to be those with a S&P or Moody’s issuer credit rating of BBB/Baa or higher. While the company reviews third party credit ratings, it also performs its own analysis and does not delegate the credit decision to rating agencies. The company endeavours to limit credit exposure by monitoring fixed income portfolio limits on individual corporate issuers and on credit quality and may, from time to time, initiate positions in certain types of derivatives to further mitigate credit risk exposure.

The composition of the company’s investments in debt instruments classified according to the higher of each security’s respective S&P and Moody’s issuer credit rating is presented in the table that follows:

	December 31, 2025			December 31, 2024
	Amortized	Fair		Amortized	Fair
Issuer Credit Rating	cost(1)	value(1)%		cost	value	%
AAA/Aaa	3,477.0	3,507.3	8.6	19,394.3	19,168.0	50.1
AA/Aa	22,253.5	22,629.2	55.5	2,333.6	2,325.3	6.1
A/A	2,227.5	2,301.5	5.6	4,241.9	4,273.3	11.2
BBB/Baa	2,520.0	2,556.2	6.3	4,783.6	4,778.8	12.5
BB/Ba	1,789.6	1,784.1	4.4	1,316.4	1,128.4	3.0
B/B	212.2	221.7	0.5	167.4	171.7	0.4
Lower than B/B	363.3	353.1	0.9	291.4	364.6	1.0
Unrated(2)	7,728.5	7,405.6	18.2	6,192.5	6,025.4	15.7
Total	40,571.6	40,758.7	100.0	38,721.1	38,235.5	100.0
(1)	Excludes debt instruments of the Eurolife Life Operations totaling $1,403.8 that were classified as held for sale on the consolidated balance sheet at December 31, 2025. See note 21.
(2)	Includes the company’s investments in first mortgage loans at December 31, 2025 of $5,402.5 (December 31, 2024 - $4,777.8) secured by real estate predominantly in the U.S., Europe and Canada. Unrated debt instruments include the fair value of the company’s investments in Blizzard Vacatia of $640.0 (December 31, 2024- nil), Orla Mining of $369.3 (December 31, 2024 - nil), Amynta Group of $161.2 (December 31, 2024 – $156.2), Duke Capital Limited of $135.6 (December 31, 2024 - $114.6), Mosaic Capital Corporation of $92.1 (December 31, 2024 - $95.2) and Metlen Energy & Metals S.A. of nil (December 31, 2024 - $86.8).

At December 31, 2025, 76.0% (December 31, 2024 – 79.9%) of the fixed income portfolio’s carrying value was rated investment grade or better, with 64.1% (December 31, 2024 – 56.2%) rated AA or better (primarily consisting of government bonds). The decrease in bonds rated AAA/Aaa and corresponding increase in bonds rated AA/Aa was primarily due to the credit rating downgrade of U.S. treasury bonds from AAA/Aaa to AA/Aa. The decrease in bonds rated AAA/Aaa was also due to net sales of Canadian government bonds of $233.1, partially offset by net purchases of other government bonds of $270.8. The increase in bonds rated AA/Aa was also due to net purchases of U.S. treasury bonds of $3,746.2. The decrease in bonds rated A/A was primarily due to net sales of corporate and other bonds of $1,835.0, partially offset by net purchases of other government bonds of $107.5. The decrease in bonds rated BBB/Baa was primarily due to net sales of corporate and other bonds of $1,076.9, net sales of other government bonds of $632.0 and the reclassification of bonds of the Eurolife Life Operations to assets held for sale (see note 21). The increase in bonds rated BB/Ba was primarily due to net purchases of other government bonds of $727.4, partially offset by net sales of corporate and other bonds of $115.0. The increase in unrated bonds primarily reflected the net investments made in Blizzard Vacatia as described in note 5 and net purchases of first mortgage loans of $662.6.

At December 31, 2025 holdings of bonds in the ten issuers to which the company had the greatest exposure (excluding U.S., Canadian, and U.K. sovereign government bonds) totaled $4,686.7 (December 31, 2024 - $4,931.0), which represented approximately 6.3% (December 31, 2024 – 7.3%) of the total investment portfolio. Exposure to the largest single issuer of corporate debt and related instruments at December 31, 2025 was the company’s investments in Blizzard Vacatia of $640.0 (December 31, 2024 - BP Capital Markets America Inc. of $444.7), which represented approximately 0.9% (December 31, 2024 – 0.7%) of the total investment portfolio.

Counterparties to derivative contracts

Counterparty risk arises from the company’s derivative contracts primarily in three ways: first, a counterparty may be unable to honour its obligation under a derivative contract and have insufficient collateral pledged in favour of the company to support that obligation; second, collateral deposited by the company to a counterparty as a prerequisite for entering into certain derivative contracts (also known as initial margin) may be at risk should the counterparty face financial difficulty; and third, excess collateral pledged in favour of a counterparty may be at risk should the counterparty face financial difficulty (counterparties may hold excess collateral as a result of the timing of the settlement of the amount of collateral required to be pledged based on the fair value of a derivative contract).

The company endeavours to limit counterparty risk through diligent selection of counterparties to its derivative contracts and through the terms of negotiated agreements. Pursuant to these agreements, counterparties are contractually required to deposit eligible collateral in collateral accounts (subject to certain minimum thresholds) for the benefit of the company based on the daily fair value of the derivative contracts. The company’s exposure to risk associated with providing initial margin is mitigated where possible through the use of segregated third party custodian accounts that only permit counterparties to take control of the collateral in the event of default by the company.

Agreements negotiated with counterparties provide for a single net settlement of all financial instruments covered by the agreement in the event of default by the counterparty, thereby permitting obligations owed by the company to a counterparty to be offset against amounts receivable by the company from that counterparty (the “net settlement arrangements”). The following table sets out the company’s net derivative counterparty risk assuming all derivative counterparties are simultaneously in default:

	December 31,	December 31,
	2025	2024
Total derivative assets(1)	2,081.9	1,291.4
Obligations that may be offset under net settlement arrangements	(99.8)	(38.2)
Fair value of collateral deposited for the benefit of the company	(1,931.3)	(1,063.4)
Excess collateral pledged by the company in favour of counterparties	5.4	9.2
Net derivative counterparty exposure after net settlement and collateral arrangements	56.2	199.0
(1)	Excludes equity warrants and other derivatives which are not subject to counterparty risk.

Collateral deposited for the benefit of the company at December 31, 2025 consisted of cash of $51.5 and government securities of $1,919.2 (December 31, 2024 - $50.0 and $1,015.1), which includes excess collateral pledged by counterparties. The company had not exercised its right to sell or repledge collateral at December 31, 2025.

Reinsurance contract assets held

Credit risk on the company’s reinsurance contract assets held existed at December 31, 2025 to the extent that any reinsurer may be unable or unwilling to reimburse the company under the terms of the relevant reinsurance arrangements. The company is also exposed to the credit risk assumed in fronting arrangements and to potential reinsurance capacity constraints. The company regularly assesses the creditworthiness of reinsurers with whom it transacts business; internal guidelines generally require reinsurers to have strong financial strength ratings and to maintain capital and surplus in excess of $500.0. Where contractually provided for, the company has collateral for outstanding balances in the form of cash, letters of credit, guarantees or assets held in trust accounts. This collateral may be drawn on when amounts remain unpaid beyond contractually specified time periods for each individual reinsurer.

The company’s reinsurance analysts collect and maintain individual operating company and group reinsurance exposures across the company and conduct ongoing detailed assessments of current and potential reinsurers, perform annual reviews of impaired reinsurers, and provide recommendations for the group on the risk of non-performance by the reinsurer. Reinsurers rated A- or higher by A.M. Best represented 91% (2024 - 88)% of the total reinsurance exposure at December 31, 2025, with the remaining 9% (2024 - 12)% primarily representing unrated reinsurers, which are substantially collateralized, and pools and associations, which generally consist of government or similar insurance funds carrying limited credit risk. The company had the benefit of $0.8 billion in the form of letters of credit or trust funds to fully or partially collateralize certain reinsurance assets.

There were no significant changes to the company’s gross exposure to credit risk from its reinsurers during 2025, with reinsurance contract assets held of $11,251.0 at December 31, 2025 (December 31, 2024 - $10,682.6).

Liquidity Risk

Liquidity risk is the potential for loss if the company is unable to meet financial commitments in a timely manner at reasonable cost as they fall due. The company’s cash flows in the near term may be impacted by the need to provide capital to support growth in the insurance and reinsurance companies in a favourable pricing environment and to support fluctuations in their investment portfolios. The company’s policy is to ensure that sufficient liquid assets are available to meet financial commitments, including liabilities to policyholders and debt holders, dividends on preferred shares and investment commitments. Cash flow analysis is performed regularly at both the holding company and operating companies to ensure that future cash needs are met or exceeded by cash flows generated by operating companies.

Holding Company

The holding company’s known significant commitments for 2026 consist of payment of a common share dividend of $329.1 ($15.00 per common share, paid in January 2026), a capital contribution to Run-off of $115.0 (made in February 2026), redemptions of the April 2026 unsecured senior notes of $91.8 principal amount and the December 2026 unsecured senior notes of Cdn$450.0 principal amount, an annual payment of $165.0 on the note payable to Burgan Bank and First Abu Dhabi Bank of $330.0 principal amount relating to the acquisition of Gulf Insurance in 2023, payment of interest and corporate overhead expenses, income tax payments, potential payments on amounts borrowed, if any, from the revolving credit facility, and other investment related activities. The company may also make payments related to its derivative contracts and to provide capital support to its insurance and reinsurance companies (for underwriting initiatives in favourable insurance markets).

The company believes that holding company cash and investments, net of holding company derivative obligations, at December 31, 2025 of $2,716.9 provides adequate liquidity to meet the holding company’s known commitments in 2026. The holding company expects to continue to receive investment management and administration fees and dividends from its insurance and reinsurance subsidiaries, and investment income on its holdings of cash and investments. To further augment its liquidity, the holding company can borrow from its $2.0 billion unsecured revolving credit facility, which was undrawn at December 31, 2025.

The holding company may experience cash inflows or outflows on occasion related to its derivative contracts, including collateral requirements. During 2025 the holding company received net cash of $57.9 (2024 - $517.7) (excluding the impact of collateral requirements) in connection with the company’s investment in long equity total return swaps on Fairfax subordinate voting shares, where the counterparties are Canadian banks. See note 7 for details.

Insurance and reinsurance subsidiaries

The liquidity requirements of the insurance and reinsurance subsidiaries principally relate to liabilities associated with underwriting, operating expenses, the payment of dividends to the holding company, contributions to their subsidiaries, payment of principal and interest on their outstanding debt obligations, income tax payments, investment commitments and certain derivative obligations (described below). Liabilities associated with underwriting include the payment of claims and commissions. Historically, the insurance and reinsurance subsidiaries have used cash inflows from operating activities (primarily the collection of premiums and reinsurance commissions) and investment activities (primarily repayments of principal on debt investments, sales of investment securities and investment income) to fund their liquidity requirements. The insurance and reinsurance subsidiaries may also receive cash inflows from financing activities (primarily distributions received from their subsidiaries).

The company’s insurance and reinsurance subsidiaries, and the holding company at a consolidated level, focus on the stress that could be placed on liquidity requirements as a result of severe disruption or volatility in the capital markets or extreme catastrophe activity, or a combination of both. The insurance and reinsurance subsidiaries maintain investment strategies intended to provide adequate funds to pay claims or withstand disruption or volatility in the capital markets without forced sales of investments. The insurance and reinsurance subsidiaries hold highly liquid, high quality short term investment securities and other liquid investment grade fixed maturity securities to fund anticipated claim payments, operating expenses and commitments related to investments.

At December 31, 2025 portfolio investments, including investments held by non-insurance companies and net of derivative obligations, was $72.1 billion (December 31, 2024 - $64.9 billion). Portfolio investments include investments that may lack liquidity or are inactively traded, including corporate debentures, first mortgage loans, preferred stocks, common stocks, limited partnership interests, other invested assets and investments in associates. At December 31, 2025 these asset classes represented approximately 21.8% (December 31, 2024 – 20.7%) of the carrying value of the insurance and reinsurance subsidiaries’ portfolio investments.

Non-insurance companies

The non-insurance companies have principal repayments coming due in 2026 of $264.3, primarily related to Dexterra Group, Peak Achievement, Sporting Life Group’s credit facilities and borrowings of Fairfax India’s subsidiaries. Borrowings of the non-insurance companies are non-recourse to the holding company and are generally expected to be settled through a combination of refinancing and operating cash flows.

Fairfax India held investments that may lack liquidity or are inactively traded with a carrying value of $1,250.7 at December 31, 2025 (December 31, 2024 - $1,020.7).

Maturity profile of insurance contract liabilities

The following table sets out the maturity profile of the company’s insurance contract liabilities based on the expected undiscounted future cash flows, excluding the risk adjustment:

	Maturity profile of insurance contract liabilities(1)
	1 year or less	1-2 years	2-3 years	3-4 years	4-5 years	More than 5 years(2)	Total
December 31, 2025	15,067.9	9,130.7	6,419.1	4,557.3	3,231.5	11,378.9	49,785.4
December 31, 2024	14,226.5	8,462.3	6,100.6	4,511.5	3,206.0	12,158.3	48,665.2
(1)	Excludes the liability for remaining coverage for contracts measured under the PAA.
(2)	The decrease in amounts due after more than 5 years at December 31, 2025 compared to December 31, 2024 reflects the classification of the Eurolife Life Operations as held for sale, with related balances presented as liabilities associated with assets held for sale (see note 21). A significant portion of Eurolife’s insurance contract liabilities relate to traditional life and retirement-type products which generally give rise to cash flows extending beyond five years.

The timing of claims payments is not fixed and represents the company’s best estimate.

Maturity profile of financial liabilities

The following tables set out the maturity profile of the company’s financial liabilities based on the expected undiscounted cash flows from the balance sheet date to the contractual maturity date or the settlement date:

	December 31, 2025
	3 months	3 months	1 - 3	3 - 5	More than
	or less	to 1 year	years	years	5 years	Total
Accounts payable and accrued liabilities(1)	2,271.7	1,527.4	792.4	344.9	806.5	5,742.9
Insurance contract payables(2)	227.7	62.7	21.2	2.6	24.1	338.3
Borrowings - holding company and insurance and reinsurance companies:
Principal	37.5	661.7	2,251.6	1,249.1	6,330.3	10,530.2
Interest(3)	140.2	383.9	938.7	753.5	4,082.4	6,298.7
Borrowings - non-insurance companies:
Principal	96.8	167.5	1,452.8	486.0	1,010.0	3,213.1
Interest	29.8	136.1	250.2	154.5	142.5	713.1
	2,803.7	2,939.3	5,706.9	2,990.6	12,395.8	26,836.3

	December 31, 2024
	3 months	3 months	1 - 3	3 - 5	More than
	or less	to 1 year	years	years	5 years	Total
Accounts payable and accrued liabilities(1)	2,148.2	1,263.4	970.5	423.6	799.5	5,605.2
Insurance contract payables	261.8	75.3	342.8	21.5	221.6	923.0
Borrowings - holding company and insurance and reinsurance companies:
Principal	17.1	198.4	1,302.2	1,763.4	5,674.2	8,955.3
Interest(3)	123.5	314.1	838.3	656.3	3,239.7	5,171.9
Borrowings - non-insurance companies:
Principal	62.5	209.9	723.0	1,049.4	874.0	2,918.8
Interest	33.5	117.9	295.6	131.0	119.8	697.8
	2,646.6	2,179.0	4,472.4	4,045.2	10,928.8	24,272.0
(1)	Excludes pension and post retirement liabilities, deferred gift card, hospitality and other revenue, accrued interest expense and other.
(2)	The decrease in insurance contract payables at December 31, 2025 compared to December 31, 2024 primarily reflects the classification of the Eurolife Life Operations as held for sale (see note 21).
(3)	Interest payments due after more than 5 years at December 31, 2024 principally reflect interest on borrowings in 2024 that mature in 2054 and 2055, and at December 31, 2025 also reflect borrowings in 2025 that mature in 2055. See note 15.

The payment obligations which are due beyond one year in insurance contract payables primarily relate to certain payables to brokers and reinsurers not expected to be settled in the short term.

The following table provides a maturity profile of the company’s derivative obligations based on the expected undiscounted cash flows from the balance sheet date to the contractual maturity date or the settlement date:

	December 31, 2025				December 31, 2024
	3 months	3 months	More than		3 months	3 months	More than
	or less	to 1 year	1 year	Total	or less	to 1 year	1 year	Total
Long equity total return swaps	1.4	—	—	1.4	0.4	—	—	0.4
Foreign currency forward and swap contracts	77.3	6.6	63.5	147.4	58.9	8.8	66.6	134.3
Other derivative contracts	184.8	412.9	40.4	638.1	102.9	84.4	34.9	222.2
	263.5	419.5	103.9	786.9	162.2	93.2	101.5	356.9

Market Risk

Market risk, comprised of foreign currency risk, interest rate risk and other price risk, is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The company is exposed to market risk principally in its investing activities, and also in its underwriting activities where those activities expose the company to foreign currency risk. The company’s investment portfolios are managed with a long term, value-oriented investment philosophy emphasizing downside protection, with policies to limit and monitor individual issuer exposures and aggregate equity exposure at the subsidiary and consolidated levels. The following is a discussion of the company’s primary market risk exposures and how those exposures are managed.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates.

Fixed Income Portfolio

Typically, as interest rates rise, the fair value of fixed income investments decline and, conversely, as interest rates decline, the fair value of fixed income investments rise. In each case, the longer the maturity of the financial instrument, the greater the consequence of a change in interest rates. The company’s interest rate risk management strategy is to position its fixed income portfolio based on its view of future interest rates and the yield curve, balanced with liquidity requirements. The company may reposition the portfolio in response to changes in the interest rate environment. At December 31, 2025 the company’s investment portfolio included fixed income securities with an aggregate fair value of approximately $40.8 billion (December 31, 2024 - $38.2 billion) that is subject to interest rate risk.

The company’s exposure to interest rate risk decreased during 2025 through the decrease in duration of the fixed income portfolio primarily as a result of investments in short-dated U.S. treasury bonds, funded principally by net cash generated from insurance and reinsurance underwriting operations, interest and dividends received on the investment portfolio and sales of long-dated U.S. treasury bonds. The company also no longer held forward contracts to buy U.S. treasury bonds, as described below.

The company held forward contracts to sell long dated U.S. treasury bonds with a notional amount at December 31, 2025 of $246.6 (December 31, 2024 - nil) to reduce its exposure to interest rate risk (primarily exposure to certain long dated U.S. corporate bonds and U.S. state and municipal bonds held in its fixed income portfolio).

The company has held forward contracts to buy U.S. treasury bonds, where the contracts held would provide an investment opportunity to buy U.S. treasury bonds as other fixed income investments mature, but no longer held any at December 31, 2025 (December 31, 2024 - notional amount of $1,330.2). In addition, the company has held interest rate swap contracts that provided the company the right to receive fixed rates in exchange for the obligation to pay floating rates in relation to a majority of the amount of net purchases of first mortgage loans completed in 2023, but no longer held any at December 31, 2025 (December 31, 2024 - notional amount of $1,900.0). See note 5 for details of the company’s fixed income maturity profile.

There were no other significant changes to the company’s framework used to monitor, evaluate and manage interest rate risk at December 31, 2025 compared to December 31, 2024.

Movements in the term structure of interest rates affect the level and timing of recognition in earnings of gains and losses on fixed income securities held. Generally, the company’s investment income may be reduced during sustained periods of lower interest rates as higher yielding fixed income securities are called, mature, or sold, and the proceeds reinvested at lower interest rates. During periods of rising interest rates, the market value of the company’s existing fixed income securities will generally decrease and gains on fixed income securities will likely be reduced. Losses are likely to be incurred following significant increases in interest rates. General economic conditions, political conditions and many other factors can also adversely affect the bond markets and, consequently, the value of fixed income securities held. These risks are monitored by the company’s senior portfolio managers and Chief Executive Officer, and taken into consideration when managing the consolidated bond portfolio.

The table below displays the potential impact of changes in interest rates on the company’s fixed income portfolio based on parallel 200 basis points shifts up and down, in 100 basis points increments, which the company believes to be reasonably possible in the current economic environment given the continued uncertainty caused by increased inflationary pressures and interest rates. This analysis was performed on each individual security to determine the hypothetical effect on net earnings.

	December 31, 2025			December 31, 2024
	Fair value of	Hypothetical	Hypothetical	Fair value of	Hypothetical	Hypothetical
	fixed income	change in net	% change	fixed income	change in net	% change
	portfolio(1)	earnings(1)(2)	in fair value(1)(2)	portfolio	earnings(2)	in fair value(2)
Change in interest rates
200 basis point increase	38,838.3	(1,535.6)	(4.7)	35,484.7	(2,209.6)	(7.2)
100 basis point increase	39,779.3	(783.1)	(2.4)	36,801.1	(1,152.1)	(3.8)
No change	40,758.7	—	—	38,235.5	—	—
100 basis point decrease	41,776.9	814.8	2.5	39,791.1	1,250.2	4.1
200 basis point decrease	42,839.1	1,664.4	5.1	41,539.4	2,654.3	8.6
(1)	Excludes the fixed income portfolio of the Eurolife Life Operations totaling $1,403.8 that is classified as held for sale on the consolidated balance sheet at December 31, 2025. See note 21.
(2)

Includes the impact of forward contracts to sell long dated U.S. treasury bonds with a notional amount of $246.6 (December 31, 2024 – nil). At December 31, 2024 included the impact of forward contracts to buy U.S. treasury bonds with a notional amount at of $1,330.2 and certain interest rate swaps to receive fixed rates in exchange for the obligation to pay floating rates on a notional amount of $1,900.0.

Certain shortcomings are inherent in the method of analysis presented above. Computations of the prospective effects of hypothetical interest rate changes are based on numerous assumptions, including the maintenance of the level and composition of fixed income securities at the indicated date, and should not be relied on as indicative of future results. Actual values may differ from the projections presented should market conditions vary from assumptions used in the calculation of the fair value of individual securities; such variations may include non-parallel shifts in the term structure of interest rates and changes in individual issuer credit spreads.

Liability for incurred claims of insurance contracts, net of reinsurance

The company has exposure to interest rate risk on its insurance contracts, principally in the liability for incurred claims of insurance contract liabilities, net of the asset for incurred claims of reinsurance contract assets held (“liability for incurred claims, net of reinsurance”), of the company’s property and casualty and run-off operations, and in the liability for remaining coverage of the company’s life insurance operations (as a provision for life policy benefits is principally included therein).

The company’s exposure to interest rate risk on the company’s liability for incurred claims, net of reinsurance, excluding the company’s life insurance operations (as a provision for life policy benefits is principally included within the LRC), increased to $36,035.5 at December 31, 2025 from $32,453.7 at December 31, 2024, primarily reflecting increased business volumes at the property and casualty insurance and reinsurance companies (and the normal delay between the occurrence and payment of claims) and increased current period catastrophe losses, partially offset by increased net paid losses settled at Run-off.

Generally, an increase (decrease) in interest rates will result in a decrease (increase) to the carrying values of both the company’s fixed income portfolio and the liability for incurred claims, net of reinsurance. While the change to the carrying value of each will not necessarily be equal in magnitude when there is a movement in interest rates, the impact on the company’s net earnings is typically partially mitigated.

The table below displays the potential effects of parallel 200 basis points shifts up and down, in 100 basis points increments, in interest rates on the liability for incurred claims, net of reinsurance, excluding the company’s life insurance operations (as a provision for life policy benefits is principally included within the LRC), at December 31, 2025 and 2024, and the hypothetical effect on net earnings.

	December 31, 2025		December 31, 2024
	Liability for		Liability for
	incurred	Hypothetical	incurred	Hypothetical
	claims, net of	change in net	claims, net of	change in net
	reinsurance(1)	earnings	reinsurance(1)	earnings
Change in interest rates
200 basis point increase	34,179.9	1,468.9	30,794.9	1,324.2
100 basis point increase	35,074.7	760.7	31,594.1	686.2
No change	36,035.5	—	32,453.7	—
100 basis point decrease	37,070.9	(819.8)	33,381.8	(741.0)
200 basis point decrease	38,191.1	(1,706.8)	34,387.9	(1,544.4)
(1)

Calculated as the liability for incurred claims of insurance contract liabilities less the asset for incurred claims of reinsurance contract assets held, excluding other net receivable balances, primarily comprising the receivable from reinsurers on paid losses, funds withheld, and other.

Certain shortcomings are inherent in the method of analysis presented above. Computations of the prospective effects of hypothetical interest rate changes are based on numerous assumptions, including the consistent duration in future periods of the liability for incurred claims, net of reinsurance, and should not be relied on as indicative of future results. Actual values may differ from the projections presented should market conditions vary.

Market price fluctuations

Market price fluctuation is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or foreign currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or other factors affecting all similar financial instruments in the market. The company’s risk management objective for market price fluctuations places primary emphasis on the preservation of invested capital. The company holds significant investments in equity and equity-related instruments. As discussed in the preceding sections, increased inflationary pressures and interest rates have increased market uncertainty and may adversely impact the fair values or future cash flows of the company’s equity and equity-related holdings. The company’s exposure to equity price risk through its equity and equity-related holdings increased at December 31, 2025 compared to December 31, 2024 as shown in the table below.

The company holds significant investments in equity and equity-related instruments. The market value and the liquidity of these investments are volatile and may vary dramatically either up or down in short periods, and their ultimate value will therefore only be known over the long term or on disposition. The following table summarizes the effect of the company’s equity and equity-related holdings on the company’s financial position as at December 31, 2025 and 2024 and results of operations for the years then ended. In that table the company considers its non-insurance investments in associates (note 6) with a fair value at December 31, 2025 of $13,154.4 (December 31, 2024 – $9,997.9) as a component of its equity and equity-related holdings when assessing its equity exposures.

					Year ended	Year ended
					December 31,	December 31,
	December 31, 2025		December 31, 2024		2025	2024
	Exposure/		Exposure/
	Notional	Carrying	Notional	Carrying	Pre-tax	Pre-tax
	amount(1)	value(1)	amount	value	earnings (loss)	earnings (loss)
Long equity exposures:
Common stocks(2)	9,371.1	9,371.1	7,487.8	7,487.8	1,491.2	296.8
Bonds and preferred stocks – convertible(3)	417.1	417.1	273.6	273.6	178.7	14.6
Investments in associates(3)(4)(5)(6)(7)(8)	13,154.4	9,138.2	9,997.9	7,972.8	233.8	575.5
Equity derivatives(9)	3,657.6	2,088.8	2,588.0	1,120.8	1,048.5	939.3
Other	—	—	—	—	97.9	32.8
Long equity exposures and financial effects	26,600.2	21,015.2	20,347.3	16,855.0	3,050.1	1,859.0
(1)	Excludes equity and equity-related holdings of the Eurolife Life Operations totaling $200.7 that were classified as held for sale on the consolidated balance sheet at December 31, 2025. See note 21.
(2)	During 2025 the company sold 25 million common shares of Orla Mining for cash proceeds of $316.5 (Cdn$441.1) and recorded a net realized gain of $228.1, of which $52.5 was recorded as net unrealized gains in prior years.
(3)	Excludes the company’s insurance and reinsurance investments in associates and joint ventures and certain other equity and equity-related holdings which are considered long term strategic holdings. See note 6.
(4)	Pre-tax earnings (loss) excludes share of profit (loss) of associates and includes gain (loss) on sale of non-insurance associates and joint ventures.
(5)	On March 28, 2025 the company sold its investment in Sigma for total consideration of $327.1 and recorded a net realized gain of $178.7 as described in note 6.
(6)	During 2025 the company sold 96.9 million shares of Eurobank for cash consideration of $248.5 (€232.9) and recorded a net realized gain of $58.5 as described in note 6.
(7)	On November 1, 2024 the company sold its investment in Stelco for total consideration of $638.1 and recorded a net realized gain of $343.7. See note 6.
(8)	On December 20, 2024 the company acquired additional interests in Peak Achievement, increasing its ownership from 42.6% to 100.0%. Accordingly, the company commenced consolidating Peak Achievement and recorded a realized remeasurement gain of $203.4 in the consolidated statement of earnings as described in note 21.
(9)	Includes net gains on investments of $840.6 (2024 - $1,033.5) recognized on the company’s investment in long equity total return swaps on Fairfax subordinate voting shares. See note 7.

The table that follows illustrates the potential impact on net earnings of changes in the fair value of the company’s equity and equity-related holdings as a result of changes in global equity markets at December 31, 2025 and 2024. The analysis assumes variations of 10% and 20% (December 31, 2024 - 10% and 20%) which the company believes to be reasonably possible in the current economic environment based on analysis of the return on various equity indexes and management’s knowledge of global equity markets.

	December 31, 2025
Change in global equity markets(1)	20% increase	10% increase	No change	10% decrease	20% decrease
Fair value of equity and equity-related holdings	16,033.0	14,722.2	13,445.8	12,206.0	11,011.6
Hypothetical $ change in net earnings	2,121.0	1,046.6	—	(1,017.5)	(1,998.4)
Hypothetical % change in fair value	19.2	9.5	—	(9.2)	(18.1)

	December 31, 2024
Change in global equity markets	20% increase	10% increase	No change	10% decrease	20% decrease
Fair value of equity and equity-related holdings	12,355.7	11,344.2	10,349.4	9,378.4	8,431.8
Hypothetical $ change in net earnings	1,648.7	817.5	—	(798.2)	(1,576.4)
Hypothetical % change in fair value	19.4	9.6	—	(9.4)	(18.5)
(1)	Excludes the equity and equity-related holdings of the Eurolife Life Operations that were classified as held for sale on the consolidated balance sheet at December 31, 2025. See note 21.

The change in fair value of non-insurance investments in associates and joint ventures has been excluded from each of the scenarios presented above as any change in the fair value of an investment in associate is generally recognized in the company’s consolidated financial reporting only upon disposition of the associate. Changes in fair value of equity and equity-related holdings related to insurance and reinsurance investments in associates and joint ventures and certain other equity and equity-related holdings have also been excluded from each of the scenarios presented above as those investments are considered long term strategic holdings.

At December 31, 2025 the company’s ten largest holdings within common stocks and non-insurance investments in associates and joint ventures, excluding long equity total return swaps, totaled $9,149.9 or 12.2% of the total investment portfolio (December 31, 2024 - $7,418.2 or 11.0%), of which the largest single holding was the company’s investment in Eurobank of $2,728.2 (note 6) or 3.6% of the total investment portfolio (December 31, 2024 - $2,374.8 or 3.5%).

Foreign currency risk

Foreign currency risk is the risk that the fair value or cash flows of a financial instrument or another asset or liability will fluctuate because of changes in foreign currency exchange rates and produce an adverse effect on earnings or equity when measured in a company’s functional currency. The company is exposed to foreign currency risk through transactions conducted in currencies other than the U.S. dollar, including insurance revenue and insurance service expenses that are denominated in foreign currencies. Investments in associates and net investments in subsidiaries with functional currencies other than the U.S. dollar also result in exposure to foreign currency risk. There were no significant changes to the company’s exposure to foreign currency risk or the framework used to monitor, evaluate and manage foreign currency risk at December 31, 2025 compared to December 31, 2024.

The company’s foreign currency risk management objective is to mitigate the impact of foreign currency exchange rate fluctuations on total equity, notwithstanding the company’s exposure to the Indian rupee from its investment in Fairfax India. The company monitors its invested assets for exposure to foreign currency risk and limits such exposure as deemed necessary. At the consolidated level the company accumulates and matches all significant asset and liability foreign currency exposures to identify net unmatched positions, whether long or short. To mitigate exposure to an unmatched position, the company may: enter into long and short foreign currency forward contracts (primarily denominated in the euro, the British pound sterling and the Canadian dollar) to manage exposure on foreign currency denominated transactions; identify or incur foreign currency denominated liabilities to manage exposure to investments in associates and net investments in subsidiaries with functional currencies other than the U.S. dollar; and purchase investments denominated in the same currency as foreign currency exposed liabilities. Despite such efforts, the company may experience gains or losses resulting from foreign currency fluctuations, which may favourably or adversely affect operating results.

Hedge of net investment in Canadian subsidiaries

At December 31, 2025 the company has designated the carrying value of Cdn$3,840.0 principal amount of its Canadian dollar denominated unsecured senior notes with a fair value of $2,829.4 (December 31, 2024 - principal amount of Cdn$3,140.0 with a fair value of $2,207.0) as a hedge of a portion of its net investment in Canadian subsidiaries with a Canadian dollar functional currency. During 2025 the company recognized after-tax losses of $110.1 (2024 – after-tax gains of $173.9) related to exchange rate movements on the Canadian dollar denominated unsecured senior notes in gains (losses) on hedge of net investment in Canadian subsidiaries in the consolidated statement of comprehensive income. On August 14, 2025 the company issued Cdn$400.0 and Cdn$300.0 principal amount of unsecured senior notes due August 14, 2035 and August 16, 2055. Contemporaneously with the issuances, the company designated the aggregate carrying value of these unsecured senior notes as a hedge of a portion of its net investment in Canadian subsidiaries.

Hedge of net investment in European operations

At December 31, 2025 the company has designated the carrying value of €750.0 principal amount of its euro denominated unsecured senior notes with a fair value of $874.3 (December 31, 2024 - principal amount of €750.0 with a fair value of $767.5) as a hedge of a portion of its net investment in European operations with a euro functional currency. During 2025 the company recognized after-tax losses of $103.6 (2024 - after-tax gains of $51.5) related to exchange rate movements on the euro denominated unsecured senior notes in gains (losses) on hedge of net investment in European operations in the consolidated statement of comprehensive income.

Pre-tax foreign exchange effects included in net gains (losses) on investments

The pre-tax foreign exchange effects included in net gains (losses) on investments in the company’s consolidated statements of earnings for the years ended December 31 were as follows:

	2025	2024
Net gains (losses) on investments:
Investing activities	(69.0)	(350.4)
Underwriting activities	(128.1)	91.1
Foreign currency contracts	(242.6)	234.1
Foreign currency net losses	(439.7)	(25.2)

Foreign currency net losses on investing activities during 2025 primarily related to the strengthening of the U.S. dollar relative to the Indian rupee on Indian rupee denominated investments. Foreign currency net losses on investing activities during 2024 primarily related to the strengthening of the U.S. dollar relative to the Brazilian real, Canadian dollar and Egyptian pound on investments denominated in those currencies.

Foreign currency net losses on foreign currency contracts during 2025 primarily related to the strengthening of the euro, Canadian dollar and British pound sterling relative to the U.S. dollar. Foreign currency net gains on foreign currency contracts during 2024 primarily related to strengthening of the U.S. dollar relative to the euro, Canadian dollar and British pound sterling.

Hypothetical effects of foreign currency movements

The tables below present, in U.S. dollars, the foreign currency assets and liabilities to which the company is principally exposed, showing separately those assets and liabilities that result in foreign currency transaction gains and losses in the consolidated statement of earnings and those that result in foreign currency translation gains and losses in the consolidated statement of other comprehensive income. The tables also present the approximate effect of a 10% appreciation of the U.S. dollar against each of the principal foreign currencies on pre-tax earnings (loss), net earnings (loss), pre-tax other comprehensive income (loss) and other comprehensive income (loss). Certain shortcomings are inherent in the method of analysis presented, including the assumption that the 10% appreciation of the U.S. dollar occurred at December 31, 2025 with all other variables held constant.

Foreign currency effects on the consolidated statements of earnings

					British
	Canadian dollar		Euro		pound sterling		Indian rupee
	2025	2024	2025	2024	2025	2024	2025	2024
Assets	4,838.1	3,366.5	1,694.3	1,186.9	1,861.7	1,512.9	1,638.4	2,292.0
Liabilities	(1,812.6)	(792.3)	(1,659.4)	(1,489.0)	(2,260.4)	(2,022.6)	(217.8)	(284.9)
Net asset (liability) exposure	3,025.5	2,574.2	34.9	(302.1)	(398.7)	(509.7)	1,420.6	2,007.1
Notional long (short) amount of foreign currency forward contracts	(3,480.4)	(2,734.6)	(3,875.8)	(847.7)	(101.4)	(99.6)	3.4	3.8
Net asset (liability) exposure after foreign currency forward contracts	(454.9)	(160.4)	(3,840.9)	(1,149.8)	(500.1)	(609.3)	1,424.0	2,010.9

Hypothetical change in pre-tax earnings (loss)	45.5	16.0	384.1	115.0	50.0	60.9	(142.4)	(201.1)
Hypothetical change in net earnings (loss)	40.8	17.0	298.1	93.8	39.8	48.5	(119.9)	(189.7)

The hypothetical effects at December 31, 2025 of the foreign currency movements on pre-tax earnings (loss) in the table above principally related to the following:

Canadian dollar: Net liability exposure after foreign currency forward contracts at December 31, 2025 primarily related to net liabilities at Odyssey Group, Crum & Forster, Brit, Allied World, Zenith National and non-insurance companies (principally at Peak Achievement), partially offset by net assets at the group holding companies. The increase in net liability exposure after foreign currency forward contracts at December 31, 2025 compared to December 31, 2024 primarily reflected an increase in the notional short amount of Canadian dollar foreign currency forward contracts at Allied World and Odyssey Group and an increase in net liabilities at Peak Achievement (issuance of Cdn$275.0 principal amount of unsecured senior notes in 2025 as described in note 15), partially offset by higher investments at the majority of the property and casualty insurance and reinsurance companies.

Euro: Net liability exposure after foreign currency forward contracts at December 31, 2025 primarily related to net liabilities at Odyssey Group, Crum & Forster, Allied World, Group Re and the group holding companies. The increase in net liability exposure after foreign currency forward contracts at December 31, 2025 compared to December 31, 2024 primarily reflected an increase in the notional short amount of euro currency forward contracts.

British pound sterling: Net liability exposure after foreign currency forward contracts at December 31, 2025 primarily related to net liabilities at Odyssey Group, Brit and Allied World, partially offset by net assets at non-insurance companies (principally Sleep Country). The decrease in net liability exposure after foreign currency forward contracts at December 31, 2025 compared to December 31, 2024 primarily reflected an increase in net assets at Sleep Country (principally from an acquisition).

Indian rupee: Net asset exposure after foreign currency forward contracts at December 31, 2025 primarily related to net assets at Odyssey Group and Fairfax Asia. The decrease in net asset exposure after foreign currency forward contracts at December 31, 2025 compared to December 31, 2024 primarily reflected net sales of Indian government bonds during 2025.

Foreign currency effects on the consolidated statements of other comprehensive income

					British
	Canadian dollar		Euro		pound sterling		Indian rupee
	2025	2024	2025	2024	2025	2024	2025	2024
Assets	13,145.2	12,226.6	10,752.4	9,488.8	3,014.3	2,699.4	4,389.4	4,183.8
Liabilities	(7,922.8)	(7,164.8)	(7,369.6)	(6,800.3)	(2,042.9)	(1,854.6)	(1,461.9)	(1,366.2)
Net asset exposure before hedge of net investment	5,222.4	5,061.8	3,382.8	2,688.5	971.4	844.8	2,927.5	2,817.6
Hedge of net investment	(2,797.4)	(2,175.7)	(877.0)	(771.7)	—	—	—	—
Net asset exposure after hedge of net investment	2,425.0	2,886.1	2,505.8	1,916.8	971.4	844.8	2,927.5	2,817.6

Hypothetical change in pre-tax other comprehensive income (loss)	(242.5)	(288.6)	(250.6)	(191.7)	(97.2)	(84.5)	(292.8)	(281.8)
Hypothetical change in other comprehensive income (loss)	(232.4)	(284.9)	(183.4)	(147.4)	(94.8)	(83.1)	(277.1)	(263.2)

The hypothetical effects at December 31, 2025 of the foreign currency movements on pre-tax other comprehensive income (loss) in the table above principally related to the translation of the company’s non-U.S. dollar net investments in subsidiaries and investments in associates as follows:

Canadian dollar: Primarily related to net investments in Northbridge and Canadian non-insurance companies (principally Recipe, Sleep Country and Dexterra Group) and the company’s investments in associates, partially offset by Canadian dollar denominated borrowings applied as a hedge of net investment in Canadian subsidiaries. The decrease in net asset exposure after hedge of net investment at December 31, 2025 compared to December 31, 2024 primarily reflected an increase in Canadian dollar denominated borrowings applied as a hedge as described in note 15 and decreased net investments in Canadian non-insurance companies (primarily the deconsolidation of The Keg and Boat Rocker during 2025 as described in note 21), partially offset by increased net investments in associates (primarily Waterous Energy Fund III (note 6)), increased net investment in Canadian insurance companies (primarily Northbridge (reflecting increased net earnings, partially offset by dividends paid to the holding company) and Odyssey Group’s Canadian branch) and the impact of the strengthening of the Canadian dollar relative to the U.S. dollar.

Euro: Primarily related to the company’s investments in associates (principally Eurobank) and net investments in Eurolife, Odyssey Group’s net investment in its European branches, and Grivalia Hospitality, partially offset by euro denominated borrowings applied as a hedge of net investment in European operations. The increase in net asset exposure after hedge of net investment at December 31, 2025 compared to December 31, 2024 principally reflected increased net investments in associates (primarily the increase in carrying value of Eurobank and the acquisition of Albingia (note 6)), and the impact of the strengthening of the euro relative to the U.S. dollar.

British pound sterling: Primarily related to Odyssey Group’s net investment in its Newline syndicate and net investment in Meadow Foods. The increase in net asset exposure at December 31, 2025 compared to December 31, 2024 principally reflected increased net investment within Odyssey Group’s Newline syndicate’s insurance business, increased net investments in associates and the impact of the strengthening of the British pound sterling relative to the U.S. dollar.

Indian rupee: Primarily related to net investments in Fairfax India and Thomas Cook India, and the company’s investments in associates (principally Quess and Digit). The increase in net asset exposure at December 31, 2025 compared to December 31, 2024 primarily reflected Fairfax India’s increased net investment in Bangalore Airport (reflecting the acquisition of an additional 10% equity interest as described in note 6), net gains on investments and strong net earnings from operations at Fairfax India’s subsidiaries, partially offset by the weakening of the Indian rupee relative to the U.S. dollar.

Capital Management

The company’s capital management framework is designed to protect, in the following order, its policyholders, its bondholders and its preferred shareholders and then finally to optimize returns to common shareholders. Effective capital management includes measures designed to maintain capital above minimum regulatory levels, above levels required to satisfy issuer credit ratings and financial strength ratings requirements, and above internally determined and calculated risk management levels. Total capital, comprising total debt, shareholders’ equity attributable to shareholders of Fairfax and non-controlling interests, was $44,517.0 at December 31, 2025 compared to $40,102.9 at December 31, 2024.

The company manages its capital based on the following financial measurements and ratios:

			Excluding consolidated non-
	Consolidated		insurance companies
	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024
Holding company cash and investments (net of derivative obligations)	2,716.9	2,502.1	2,716.9	2,502.1
Borrowings – holding company	8,848.1	7,882.4	8,848.1	7,882.4
Borrowings – insurance and reinsurance companies	1,607.6	975.8	1,607.6	975.8
Borrowings – non-insurance companies	3,187.2	2,895.5	—	—
Total debt	13,642.9	11,753.7	10,455.7	8,858.2
Net debt(1)	10,926.0	9,251.6	7,738.8	6,356.1

Common shareholders’ equity	26,282.6	22,959.8	26,282.6	22,959.8
Preferred stock	231.7	1,108.2	231.7	1,108.2
Non-controlling interests	4,359.8	4,281.2	3,005.4	2,740.2
Total equity	30,874.1	28,349.2	29,519.7	26,808.2

Net debt/total equity	35.4%	32.6%	26.2%	23.7%
Net debt/net total capital(2)	26.1%	24.6%	20.8%	19.2%
Total debt/total capital(3)	30.6%	29.3%	26.2%	24.8%
Interest coverage(4)	9.6x	10.5x	12.6x (6)	13.5x (6)
Interest and preferred share dividend distribution coverage(5)	9.2x	9.5x	11.8x (6)	11.8x (6)
(1)	Net debt is calculated by the company as total debt less holding company cash and investments (net of derivative obligations).
(2)	Net total capital is calculated by the company as the sum of total equity and net debt.
(3)	Total capital is calculated by the company as the sum of total equity and total debt.
(4)	Interest coverage is calculated by the company as earnings (loss) before income taxes and interest expense on borrowings, divided by interest expense on borrowings.
(5)	Interest and preferred share dividend distribution coverage is calculated by the company as earnings (loss) before income taxes and interest expense on borrowings divided by the sum of interest expense on borrowings and preferred share dividend distributions adjusted to a pre-tax equivalent at the company’s Canadian statutory income tax rate.
(6)	Excludes earnings (loss) before income taxes, and interest expense on borrowings, of consolidated non-insurance companies.

The company’s capital management objectives include maintaining sufficient liquid resources at the holding company to be able to pay interest on debt, dividends to preferred shareholders and all other holding company obligations. Accordingly, the company monitors its interest and preferred share dividend distribution coverage ratio calculated as described in footnote 5 of the table above.

Common shareholders’ equity increased to $26,282.6 at December 31, 2025 from $22,959.8 at December 31, 2024, primarily reflecting net earnings attributable to shareholders of Fairfax of $4,772.4 and other comprehensive income of $424.6, primarily related to unrealized foreign currency translation gains, net of hedges, as a result of the strengthening of foreign currencies against the U.S. dollar, partially offset by purchases of 1,006,535 subordinate voting shares for cancellation for cash consideration of $1,625.2, and payments of common and preferred share dividends of $368.1. Changes in borrowings and non-controlling interests are described in note 15 and note 16 respectively.

The changes in borrowings and common shareholders’ equity affected the company’s leverage ratios as follows: The consolidated net debt/net total capital ratio increased to 26.1% at December 31, 2025 from 24.6% at December 31, 2024, primarily as a result of increased net debt and redemptions of the company’s Series E, F, G, H, I, J and M preferred shares, partially offset by increased common shareholders’ equity as discussed above. The increase in net debt was principally due to increased net borrowings at the holding company reflecting various issuances and redemptions of Fairfax unsecured senior notes as described in note 15, partially offset by increased holding company cash and investments. The consolidated total debt/total capital ratio increased to 30.6% at December 31, 2025 from 29.3% at December 31, 2024, primarily as a result of increased total debt and redemptions of the company’s preferred shares, partially offset by increased common shareholders’ equity as discussed above.

In the United States, the National Association of Insurance Commissioners (“NAIC”) applies a model law and risk-based capital (“RBC”) formula designed to help regulators identify property and casualty insurers that may be inadequately capitalized. Under the NAIC’s requirements, an insurer must maintain total capital and surplus above a calculated threshold or face varying levels of regulatory action. The threshold is based on a formula that attempts to quantify the risk of a company’s insurance and reinsurance, investment and other business activities. At December 31, 2025 Odyssey Group, Crum & Forster, Zenith National, Allied World and U.S. Run-off subsidiaries had capital and surplus that met or exceeded the regulatory minimum requirement of two times the authorized control level; each subsidiary had capital and surplus of at least 3.3 times (December 31, 2024 – 3.3 times) the authorized control level, except for TIG Insurance which had at least 2.0 times (December 31, 2024 – 2.1 times).

In Bermuda, insurance and reinsurance companies are regulated by the Bermuda Monetary Authority and are subject to the statutory requirements of the Bermuda Insurance Act 1978. There is a requirement to hold available statutory economic capital and surplus equal to or in excess of an enhanced capital and target capital level as determined under the Bermuda Solvency Capital Requirement model. The target capital level is measured as 120% of the enhanced capital requirements. At December 31, 2025 and 2024 Allied World’s subsidiary was in compliance with Bermuda’s regulatory requirements.

In Canada, property and casualty companies are regulated by the Office of the Superintendent of Financial Institutions on the basis of a minimum supervisory target of 150% of a minimum capital test (“MCT”) formula. At December 31, 2025 Northbridge’s subsidiaries had a weighted average MCT ratio of 249% (December 31, 2024 – 227%) of the minimum supervisory target.

Brit is subject to the solvency and regulatory capital requirements of the Prudential Regulatory Authority in the U.K. for its Lloyd’s business and the Bermuda Monetary Authority for its Bermudan business. The management capital requirements for Brit are set using an internal model based on the prevailing regulatory framework in these jurisdictions. At December 31, 2025 Brit’s total capital consisted of net tangible assets (total assets less any intangible assets and all liabilities), subordinated debt, senior debt and contingent funding from its revolving credit facility and amounted to $3,551.3 (December 31, 2024 - $2,541.7). This represented a surplus of $1,524.7 (December 31, 2024 - $823.1) over Brit’s management capital requirements.

Ki is subject to the solvency and regulatory capital requirements of the Prudential Regulatory Authority in the U.K. for its Lloyd’s business. The management capital requirements for Ki are set using an internal model based on the prevailing regulatory framework in this jurisdiction. At December 31, 2025 Ki’s total capital consisted of net tangible assets (total assets less any intangible assets and all liabilities) and contingent funding from its letter of credit facility and amounted to $802.1 December 31, 2024 - $728.4). This represented a surplus of $126.3 (December 31, 2024 - $203.6) over Ki’s management capital requirements.

Gulf Insurance is governed by the local capital adequacy regulations issued by the Insurance Regulatory Unit (“IRU”) in the State of Kuwait. At December 31, 2025 Gulf Insurance had Regulatory Solvency Capital of 1,516.1% (December 31, 2024 – 960.2)% of the minimum capital required.

In countries other than the U.S., Bermuda, Canada, the U.K. and Kuwait where the company operates, the company met or exceeded the applicable regulatory capital requirements at December 31, 2025 and 2024.